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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):   November 10, 2005
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                          WORTHINGTON INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)


             Ohio                     1-8399                 31-1189815
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 (State or other jurisdiction       (Commission            (IRS Employer
       of incorporation)            File Number)         Identification No.)


  200 Old Wilson Bridge Road, Columbus, Ohio                   43085
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   (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code:       (614) 438-3210
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.   Regulation FD Disclosure.

On November 10, 2005, Worthington Industries, Inc. (the "Registrant") issued a news release in which it announced the formation of Dietrich Construction Group to advance the use of light gauge steel framing in the construction marketplace. The group will include businesses focusing on mid-rise light commercial structures, military housing, single and multi-family housing and international construction opportunities with a focus on China.


Item 9.01.   Financial Statements and Exhibits.

(a)-(c)  Not applicable.

(d)      Exhibits:

Exhibit No.      Description
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99.1             News Release issued by Worthington Industries, Inc. on November
                 10, 2005.


The information in this Current Report on Form 8-K, including Exhibit 99.1 furnished herewith, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that Section, except if the Registrant specifically states that the information is to be considered "filed" under the Exchange Act or incorporates it by reference into a filing under the Securities Act of 1933 or the Exchange Act.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       WORTHINGTON INDUSTRIES, INC.


Date: November 10, 2005
                                       By: /s/ Dale T. Brinkman
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                                           Dale T. Brinkman,
                                           Vice President-Administration,
                                           General Counsel & Secretary